Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Shuli Zhang, hereby certify that, to the best of my knowledge, the Annual Report of Genex Pharmaceutical, Inc. on Form 10-KSB for the year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operation of Genex Pharmaceutical, Inc.

Date: May 23, 2008	/s/ Shuli Zhang
Shuli Zhang
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)